Exhibit 10.4

AMENDMENT NO. 1

to

CONSULTING AGREEMENT

dated May 3, 2012

by and between

AXIS Specialty Limited (the “Company”)

and

Michael A. Butt (the “Consultant”)

Dated December 5, 2013

WHEREAS, the Company and the Consultant entered into a consulting agreement dated as of May 3, 2012 (the “Agreement”); and

WHEREAS, the Compensation Committee of the Board of Directors of AXIS Capital Holdings Limited, the Company and the Consultant have determined that it is in the best interests of the Company and its shareholders to make certain revisions to the Agreement in order to extend the term of service thereof;

NOW, THEREFORE, the Agreement is hereby amended, effective as of the date hereof, as follows:

1.	Section 3 of the Agreement (Consulting Fee) is hereby deleted in its entirety and the following is substituted in lieu thereof:

“3. Consulting Fee. During the Consulting Term, in consideration of the services to be provided by the Consultant to the Company described herein and in consideration for the covenants of the Consultant set forth herein, the Company shall pay the Consultant a fee in the amount of $950,000, payable in the amount of $237,500 no later than the first business day of January, April, July and October 2014. The Company will pay all applicable Bermuda payroll taxes attributable to Consultant’s services during the Consulting Term. The Consultant shall not be entitled to participate in any employee benefit plans maintained by the Company or any of its Affiliates by reason of this Agreement.”

2.	Section 4 of the Agreement (Consulting Term) is hereby amended by deleting the reference to “December 31, 2013” in the third line thereof and replacing such reference with “December 31, 2014”.

3.	Section 8 of the Agreement (Noncompetition and Nonsolicitation) is hereby amended by deleting the reference to “December 31, 2014” in the last line thereof and replacing such reference with “December 31, 2015”.

4.	Except as set forth herein, all other terms and conditions of the Agreement shall remain in full force and effect.

[signatures on following page]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

AXIS Specialty Limited

By:	/s/ Joseph Henry
Name:	Joseph Henry
Title:	Executive Vice President

Consultant

/s/ Michael A. Butt
Michael A. Butt